EXHIBIT 10.24

AEROGROW INTERNATIONAL, INC.

__, 2005

Keating Securities LLC
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111-2739

Dear Sirs:

The undersigned is a holder of certain warrants sold in connection with a Rule 147 Colorado Registered Offering (“Warrants”) which provide for the purchase of common stock (“Common Stock”) of AeroGrow International, Inc., a Nevada corporation (the “Company”). The undersigned understands that the Company intends to conduct a public offering (the “Public Offering”) of shares of common stock and common stock purchase warrants, in an offering through Keating Securities, LLC and one or more other underwriters (collectively the “Underwriter”), pursuant to a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) (such registration statement, as may be amended, is referred to herein as the “Registration Statement”). The undersigned recognizes the benefits that the Company will derive from the Public Offering. As an inducement, and for and in consideration of the Underwriter’s willingness to conduct the Public Offering, the undersigned hereby agrees as follows:

(i)  During the period commencing on the date hereof and ending on the date which is 12 months from the date of the closing of the Public Offering (such period herein referred to as the “Lock-Up Period”), the undersigned will not, directly or indirectly, through an “affiliate” or “associate” (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the “Securities Act”)), a family member or otherwise, offer, sell, pledge, hypothecate, grant an option for sale or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (either privately or publicly pursuant to Rule 144 of the General Rules and Regulations under the Securities Act, or otherwise) any of the Warrants or the shares of Common Stock underlying the Warrants directly or indirectly owned or controlled by the undersigned on the date hereof or hereafter acquired by the undersigned pursuant to a stock split, stock dividend, recapitalization or similar transaction (together the Warrants, underlying shares of Common Stock and any other related securities, the “Securities”), or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Securities, whether any such swap or transaction is to be settled by delivery of the Securities, in cash or otherwise, during the Lock-Up Period, without the Underwriter’s prior written consent; provided, however, that the Securities of the Company may be sold or otherwise transferred in a private transaction during the Lock-Up Period so long as the acquirer of the Securities, by written agreement with the Underwriter entered into at the time of acquisition and delivered to the Underwriter prior to the consummation of such acquisition, agrees to be bound by the restrictions set forth in this Agreement. For purposes of clarification of the Securities subject to this lock-up agreement, Securities do not include any securities of the Company, including common stock, purchased by the undersigned in an open market transaction.

(ii)  The undersigned agrees to enter into any agreement required by any state securities authority or any regulatory or other authority (including the American Stock Exchange or other national stock exchange on which the securities of the Company may be listed or subject to an application for listing) as a condition to registration of the Public Offering in such state or to listing on an exchange, if requested by the Underwriter.

This Agreement shall terminate in the event (a) the Public Offering does not close on or before June 30, 2006.

The undersigned hereby agrees to the placement of a legend on the certificates representing the Securities to indicate the restrictions on resale of the Securities imposed by this agreement and/or the entry of stop transfer orders with the transfer agent and the registrar of the Company's securities against the transfer of the Securities except in compliance with this agreement.

Very truly yours,

(Signature)

(Print Name)